Segment Information (Details)	6 Months Ended
Jun. 30, 2025 Segment
Segment Information [Abstract]
Operating segment	1
Description of CODM	The Company’s Chief Financial Officer has been identified as the CODM, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reporting segment.
Chief Financial Officer	Chief Financial Officer